EXHIBIT 10.3

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT IS SUBJECT TO THE TERMS OF THAT CERTAIN INTERCREDITOR AGREEMENT (as defined below).

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“IP Security Agreement”) is made as of August 13, 2010, by and between ARYx Therapeutics, Inc., a Delaware corporation (“Debtor”), and the lenders listed on the signature pages hereto (each, a “Lender” and, collectively, the “Lenders”).

RECITALS

A.                                   Debtor is indebted to Lenders for loans advanced and other financial accommodations provided pursuant to that certain Secured Note and Warrant Purchase Agreement dated August 13, 2010 (“Purchase Agreement”).

B.                                     Debtor has granted a security interest in certain intangible property to Lenders for purposes of securing the obligations of Debtor to Lenders, pursuant to that certain Security Agreement dated August 13, 2010 (“Security Agreement”).

C.                                     In consideration of value and other financial accommodations provided by Lenders and on account of amounts due Lenders, Debtor has agreed to grant Lenders the security interests in Debtor’s intellectual property on the terms set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                      Definitions.  The following capitalized terms shall mean the following in this Agreement.

1.1                               “Intercreditor Agreement” has the meaning ascribed to the term in the Purchase Agreement.

1.2                               “IP Collateral” means all of the following now or hereafter existing, created or acquired or held by Debtor:

(a)                                  Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, including, without limitation, those set forth on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Copyrights”);

(b)                                 Any and all trade secrets, any and all intellectual property rights in computer software and computer software products, and any other proprietary rights to any process, method or technology of any kind or nature;

(c)                                  Any and all design rights which may be available to Debtor;

(d)                                 All patents, patent applications and like protections including, without limitation, those set forth on Exhibit B attached hereto and incorporated herein by this reference together with all improvements, extensions, reissues, substitutes, continuations, continuations-in-part, divisionals, patents of addition, re-examinations and renewals thereof, and patents issuing therefrom, and any other proprietary rights related to any of the foregoing (including, without limitation, remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and any and all foreign counterparts of any of the foregoing (collectively, the “Patents”);

(e)                                  All trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto and incorporated herein by this reference together with all extensions, reissues, substitutes, continuations, and renewals thereof, and any other proprietary rights related to any of the foregoing (including, without limitation, remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and any and all foreign counterparts of any of the foregoing; (collectively, the “Trademarks”);

(f)                                    Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g)                                 All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(h)                                 All amendments, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i)                                     Any and all proceeds, products, replacements, additions, accessions and substitutions of or with respect to any of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

1.3                               “LCP” means Lighthouse Capital Partners V, L.P.

1.4                               “Loan Documents” has the meaning ascribed to the term in the Purchase Agreement.

1.5                               “Secured Obligations” has the meaning ascribed to the term in the Security Agreement.

2.                                      Grant of Junior Security Interest.  As collateral security for the prompt and complete payment and performance of all of Debtor’s present or future indebtedness, obligations and liabilities to Lenders, including without limitation, the Secured Obligations, Debtor hereby transfers, conveys and grants a security interest in and mortgages to Lenders, as security, in and to Debtor’s entire right, title and interest in, to and under the IP Collateral.

3.                                      Authorization and Request.  Debtor authorizes and requests that the Registrar of Copyrights and the Commissioner of Patents and Trademarks record this IP Security Agreement.

4.                                      Covenants and Warranties.  Debtor represents, warrants, covenants and agrees as follows:

4.1                               Debtor is now the sole owner of the IP Collateral, except for the non-exclusive licenses granted by Debtor to its customers in the ordinary and normal course of business as now conducted;

4.2                               Performance of this IP Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is a party or by which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor’s or other party’s consent and this IP Security Agreement constitutes an assignment;

4.3                               During the term of this IP Security Agreement, Debtor shall not without Lenders’ prior written authorization sell, transfer, assign or otherwise encumber any interest in the IP Collateral, except (i) for non-exclusive licenses granted by Debtor in the ordinary and normal course of its business as now conducted or as set forth in this IP Security Agreement; (ii) security interest in favor of LCP; and (iii) subject to Debtor’s execution of appropriate documents, in a form acceptable to Lenders, to perfect or continue the perfection of Lenders’ interest in the IP Collateral, or transfers to affiliates of Debtor;

4.4                               To its knowledge, each of the Patents is valid and enforceable, and no part of the IP Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the IP Collateral violates the rights of any third party;

4.5                               Debtor shall advise Lenders of any material changes in the composition of the IP Collateral by identifying such material changes in the Quarterly Report (as hereinafter defined), including but not limited to any subsequent ownership right of Debtor in or to any Copyright, Patent or Trademark not specified in this IP Security Agreement;

4.6                               Debtor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise Lenders in writing of material infringements detected and (iii) not allow any Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the written consent of Lenders, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate;

4.7                               Debtor shall promptly register the most recent version of Debtor’s material Copyrights, Patents and Trademarks if not so already registered, as Lenders may reasonably request from time to time based on its review of the Quarterly Report (as hereinafter defined) and shall, from time to time, execute and file such other instruments, and take such further actions as Lenders may reasonably request from time to time to perfect or continue the perfection of Lenders’ interest in the IP Collateral;

4.8                               This IP Security Agreement creates, and in the case of after acquired IP Collateral, this IP Security Agreement will create at the time Debtor first has rights in such after acquired IP Collateral, in favor of Lenders valid and perfected security interests in the IP Collateral in the United States securing the payment and performance of all present or future indebtedness, obligations and liabilities of Debtor to Lenders, including, without limitation, such indebtedness, obligations and liabilities under the Purchase Agreement and the other Loan Documents, upon the filing of financing statements in the appropriate filing office;

4.9                               To its knowledge, except for, and upon, the filings with, as applicable, (1) the United States Patent and Trademark office with respect to the Patents and Trademarks, (2) the Register of Copyrights with respect to the Copyrights and (3) the UCC Division of the Secretary of State of Delaware, necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (a) for the grant by Debtor of the security interests granted hereby or for the execution, delivery or performance of this IP Security Agreement by Debtor in the United States or (b) for the perfection in the United States or the exercise by Lenders of its rights and remedies hereunder;

4.10                        All information heretofore, herein or hereafter supplied to Lenders by or on behalf of Debtor with respect to the IP Collateral is accurate and complete in all material respects;

4.11                        Debtor shall not enter into any agreement that would materially impair or conflict with Debtor’s obligations hereunder without Lenders’ prior written authorization, which authorization shall not be unreasonably withheld.  Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor’s rights and interests in any property included within the definition of the IP Collateral acquired under such contracts;

4.12                        Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Lenders in writing of any event that materially adversely affects the value of any IP Collateral, the ability of Debtor to dispose of any IP Collateral or the rights and remedies of Lenders in relation thereto, including the levy of any legal process against any of the IP Collateral; and

4.13                        Within ten (10) days of the date hereof, Debtor shall, with respect to all U.S. Patents (and Patent applications) listed on Exhibit B cause to be filed and recorded recordation notices at the United States Patent and Trademark Office of the assignments evidencing the ownership of such Patents and patent applications in the sole name of the Debtor.

5.                                      Lenders’ Rights.  Subject to the terms of the Intercreditor Agreement, Lenders shall have the right, but not the obligation, to take, at Debtor’s sole expense, any actions that Debtor is required under this IP Security Agreement to take but which Debtor fails to take, after fifteen (15) days’ notice to Debtor.  Debtor shall reimburse and indemnify Lenders for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 5.

6.                                      Inspection Rights.  Debtor hereby grants to Lenders and their employees, representatives and agent’s the right to visit once per calendar year (unless an Event of Default has occurred and is continuing), during reasonable hours upon prior reasonable written notice to Debtor, any of Debtor’s plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the IP Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested.

7.                                      Further Assurances; Attorney In Fact. Subject to the terms of the Intercreditor Agreement:

7.1                               On a quarterly basis, Debtor agrees to deliver to Lenders a report, in form acceptable to Lenders and certified by an officer of Debtor, which lists all Copyrights, Patents and Trademarks that are material to the operation of Debtor’s business on an on-going basis, and in which Lenders do not already have perfected security interests (the “Quarterly Report”); provided, however, Debtor may provide a general description of the Copyrights by type.

7.2                               On a continuing basis, Debtor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be necessary or advisable, or as reasonably requested by Lenders, to perfect Lenders’ security interest in all Copyrights, Patents and Trademarks, which Lenders reasonably identify pursuant to Section 4.7 above as material to the operation of Debtor’s business on an on-going basis or the value of the IP Collateral, and otherwise to carry out the intent and purposes of this IP Security Agreement, or for assuring and confirming to Lenders the grant or perfection of a security interests in all IP Collateral.

7.3                               Debtor hereby irrevocably appoints Lenders as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Lenders’ discretion, to take any of the following actions and to execute any of the following instruments (i) modify, in its reasonable discretion, this IP Security Agreement without first obtaining Debtor’s approval of or signature to such modification by amending Exhibit A, Exhibit B or Exhibit C hereof, as appropriate, to include reference to any material right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest, (ii) file, in its reasonable discretion, one or more financing or continuation statements and amendments thereto, relative to any of the IP Collateral without the signature of Debtor where permitted by law and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the IP Collateral into the name of any or all Lenders or a third party to the extent permitted under the California Uniform Commercial Code.

8.                                      Events of Default.  The occurrence of any of the following shall constitute an “Event of Default” under this IP Security Agreement:

8.1                               An Event of Default occurs under the Purchase Agreement or any of the other Loan Documents;

8.2                               Debtor breaches any warranty or agreement in any material respect made by Debtor in this IP Security Agreement and, as to any breach that is capable of cure, Debtor fails to cure such breach within thirty (30) days of the occurrence of such breach;

8.3                               Debtor shall fail to comply with the covenant set forth in Section 4 hereof; and

8.4                               Any default under that certain Oxford Loan and Security Agreement No. 4521, dated as of March 28, 2005, by and between the Grantor and LCP, as amended, modified or supplement from time to time.

9.                                      Remedies.  Upon the occurrence and during the continuance of an Event of Default, Lenders shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including, without limitation, the right to require Debtor to assemble the IP Collateral and any tangible property in which any Lender has security interests and to make it available to Lenders at a place designated by Lenders.  Lenders shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Lenders to exercise its rights and remedies upon the occurrence and during the continuance of an Event of Default.  Debtor will pay any expenses (including reasonable attorneys’ fees) incurred by Lenders in connection with the exercise of any of Lenders’ rights hereunder, including, without limitation, any expense incurred in disposing of the IP Collateral.  All of Lenders’ rights and remedies with respect to the IP Collateral shall be cumulative.  This Section 9 is subject to the terms of the Intercreditor Agreement.

10.                               Indemnity.  Debtor agrees to defend, indemnify and hold harmless Lenders and their officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any of them as a result of or in any way arising out of, following or consequential to transactions between any or all Lenders and Debtor, whether under this IP Security Agreement or otherwise (including, without limitation, reasonable attorneys’ fees and reasonable expenses), except for claims and losses described in clauses (a) and (b), arising from or out of the gross negligence or willful misconduct of any Lender.

11.                               Termination.  At such time as Debtor shall completely satisfy all of the obligations secured hereunder or otherwise pursuant to the terms of the Loan Documents, Lenders shall execute and deliver to Debtor all deeds, assignments and other instruments as may be necessary or proper to terminate the security interests granted hereunder, subject to any disposition thereof which may have been made by Lenders pursuant hereto.

12.                               No Failure or Delay.  No failure or delay on the part of Lenders, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

13.                               Attorneys’ Fees. Debtor shall pay Lenders on demand all reasonable attorneys and/or legal fees and all other costs and expenses incurred by Lenders in enforcing Lenders’ rights under this IP Security Agreement, including without limitation all costs of preserving or disposing of the IP Collateral.

14.                               Amendments.  This IP Security Agreement may be amended only by a written instrument signed by Lenders.

15.                               Counterparts.  This IP Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This IP Security Agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Debtor and each Lender.

16.                               Governing Law; Jurisdiction; Jury Waiver.  This IP Security Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  Debtor and Lenders consent to the exclusive jurisdiction of any state or federal court located in San Francisco County, California.  DEBTOR AND LENDERS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS IP SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

17.                               Conflict.  In the event of a conflict between any term and/or provision contained in this IP Security Agreement with any term and/or provision contained in any of the Loan Documents, the term and/or provision of the Purchase Agreement shall govern.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

“Debtor”

ARYx THERAEUTICS, INC.

By:	/s/ Paul Goddard

Name:	Paul Goddard, Ph.D.

Title:	Chairman and Chief Executive Officer

SIGNATURE PAGE TO ARYx THERAPEUTICS, INC.

BRIDGE INTELLECTUAL PROPERTY SECURITY AGREEMENT

“Lenders”

AYER CAPITAL PARTNERS MASTER FUND, L.P.

By: Ayer Capital Partners, LLC, its general partner

By:	/s/ Jay Venkatesan

Print Name:	Jay Venkatesan

Title:	Managing Member

Address:	Ayer Capital Management, L.P.
Attn: Jay Venkatesan
230 California Street, Suite 600
San Francisco, CA 94111
fax: (415) 651-9005

AYER CAPITAL PARTNERS KESTREL FUND, L.P.

By: Ayer Kestrel Partners, LLC, its general partner

By:	/s/ Jay Venkatesan

Print Name:	Jay Venkatesan

Title:	Managing Member

Address:	Ayer Capital Management, L.P.
Attn: Jay Venkatesan
230 California Street, Suite 600
San Francisco, CA 94111
fax: (415) 651-9005

SIGNATURE PAGE TO ARYx THERAPEUTICS, INC.

BRIDGE INTELLECTUAL PROPERTY SECURITY AGREEMENT

“Lenders”

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as Managing Limited Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO ARYx THERAPEUTICS, INC.

BRIDGE INTELLECTUAL PROPERTY SECURITY AGREEMENT

“Lenders”

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner

By: MPM BioVentures III LLC, its General Partner

By:	/s/ Nicholas Simon III

Print Name:	Nicholas Simon III

Title:	Series A Member

Address:	200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO ARYx THERAPEUTICS, INC.

BRIDGE INTELLECTUAL PROPERTY SECURITY AGREEMENT

Exhibit A

COPYRIGHTS

1.                                       REGISTERED: List titles below or indicate “None”

None.

2.                                       UNREGISTERED: List titles below or indicate “None”

None.

3.                                       APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate “None”

None.

Exhibit B

PATENTS

Title	Materials and Methods for the Treatment of Depression

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1009	E	AU	PCT	Granted	2001255654	24-Apr-2001	2001255654	6-Jan-2006	24-Apr-2021
04-1009	F	CA	PCT	Abandoned	2405025	24-Apr-2001
04-1009	G	EP	PCT	Abandoned	1928840.6	24-Apr-2001
04-1009	H	JP	PCT	Transfered	2001-577944	24-Apr-2001
04-1009		US	PRO	Expired	60/199343	24-Apr-2000			24-Apr-2001
04-1009	A	US	ORD	Granted	09/841749	24-Apr-2001	6469064	22-Oct-2002	24-Apr-2021
04-1009	B	US	CON	Granted	10/273702	18-Oct-2002	6809116	26-Oct-2004	24-Apr-2021
04-1009	C	US	CIP	Granted	10/931586	31-Aug-2004	7256191	14-Aug-2007	22-Dec-2023
04-1009	D	WO	ORD	Transfered	US01/13275	24-Apr-2001
04-1009	I	WO	ORD	Abandoned	US05/29868	23-Aug-2005

Title	Novel compounds for treatment of cardiac arrhythmia, synthesis, and methods of use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1010	D	AU	PCT	Granted	2002360582	10-Dec-2002	2002360582	24-Sep-2009	10-Dec-2022
04-1010	E	CA	PCT	Transfered	2469730	10-Dec-2002
04-1010	F	EP	PCT	Transfered	2795850.3	10-Dec-2002
04-1010	G	JP	PCT	Abandoned	2003-551127	10-Dec-2002
04-1010		US	PRO	Inactive	60/339898	10-Dec-2001			10-Dec-2002
04-1010	A	US	ORD	Granted	10/319073	10-Dec-2002	6710070	23-Mar-2004	10-Dec-2022
04-1010	B	US	CON	Granted	10/799546	11-Mar-2004	6869972	22-Mar-2005
04-1010	B1	US	CON	Granted	11/074152	7-Mar-2005	7037933	2-May-2006	11-Mar-2024
04-1010	C	WO	ORD	Entered Na	US02/39849	10-Dec-2002

Title	Ultrashort Acting Hypnotic Barbiturates

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1011	E	AU	PCT	Abandoned	2001257230	24-Apr-2001	2001257230	5-Jan-2007	24-Apr-2021
04-1011	F	CA	PCT	Transfered	2404898	24-Apr-2001

04-1011	G	EP	PCT	Abandoned	1930722.2	24-Apr-2001
04-1011	H	JP	PCT	Pending	2001-578413	24-Apr-2001
04-1011		US	PRO	Inactive	60/199144	24-Apr-2000			24-Apr-2001
04-1011	A	US	ORD	Granted	09/841738	24-Apr-2001	6387914	14-May-2002	24-Apr-2021
04-1011	A-REI	US	REI	Unfiled
04-1011	B	US	DIV	Granted	10/145601	13-May-2002	6683086	27-Jan-2004	24-Apr-2021
04-1011	C	US	CON	Granted	10/763904	23-Jan-2004	7041673	9-May-2006	21-Jul-2022
04-1011	C-REI	US	REI	Granted	12/009446	20-Dec-2007	RE41289E	27-Apr-2010	23-Jan-2024
04-1011	D	WO	ORD	Entered Na	US01/13246	24-Apr-2001

Title	Non-Oxidatively Metabolized Compounds and Compositions, Synthetic Pathways Therefore, and Uses Thereof

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1015	C	AU	PCT	Transfered	2002331749	26-Aug-2002
04-1015	D	CA	PCT	Transfered	2457532	26-Aug-2002
04-1015	E	EP	PCT	Transfered	2768732.6	26-Aug-2002
04-1015	F	JP	PCT	Transfered	2003-522469	26-Aug-2002
04-1015		US	PRO	Transfered	60/314792	24-Aug-2001			24-Aug-2002
04-1015	A	US	ORD	Transfered	10/228670	26-Aug-2002
04-1015	A1	US	CON	Transfered	11/330881	12-Jan-2006
04-1015	B	WO	ORD	Transfered	US02/27298	26-Aug-2002

Title	Benzofuranyl Derivatives Useful For The Treatment Of Cardiac Arrhythmia

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1026	B1	AU	PCT	Pending	2005232701	8-Apr-2005
04-1026	B2	BR	PCT	Published	PI0509740-1	8-Apr-2005
04-1026	B3	CA	PCT	Pending	2560336	8-Apr-2005
04-1026	B4	CN	PCT	Abandoned	200580012140.X	8-Oct-2006
04-1026	B5	EP	PCT	Published	5735166	8-Apr-2005
04-1026	B4-HK	HK	RCN	Abandoned	7111251.4	18-Oct-2007
04-1026	B7	IL	PCT	Pending	178127	14-Sep-2006
04-1026	B6	IN	PCT	Pending	2686/KOLNP/2007	15-Sep-2006
04-1026	B8	JP	PCT	Published	2007-507557	6-Oct-2006
04-1026	B14	KR	PCT	Published	2006-7022953	1-Nov-2006
04-1026	B9	MX	PCT	Granted	PA/a/2006/011647	6-Oct-2006	261929	5-Nov-2008	8-Apr-2025
04-1026	B10	NO	PCT	Pending	20065156	8-Apr-2005
04-1026	B11	PH	PCT	Pending	1-2006-501990	8-Apr-2005

04-1026	B12	RU	PCT	Granted	2006139649	8-Nov-2006	2373199	20-Nov-2009	8-Apr-2025
04-1026		US	PRO	Transfered	60/560917	9-Apr-2004			9-Apr-2005
04-1026	A	US	ORD	Granted	11/101995	8-Apr-2005	7105568	12-Sep-2006	8-Apr-2025
04-1026	C	US	CON	Granted	11/423559	12-Jun-2006	7351842	1-Apr-2008	8-Apr-2025
04-1026	C-DIV	US	DIV	Published	11/936620	7-Nov-2007
04-1026	B	WO	ORD	Entered Na	US05/12138	8-Apr-2005
04-1026	B13	ZA	PCT	Granted	2006/07666	8-Apr-2005	2006/07666	26-Mar-2008	8-Apr-2025

Title	Analgesic Delivery Systems and Methods of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1027	C	AU	PCT	Transfered	2002361709	17-Dec-2002
04-1027	D	CA	PCT	Transfered	2469200	17-Dec-2002
04-1027	E	EP	PCT	Transfered	2797347.8	17-Dec-2002
04-1027	F	JP	PCT	Transfered	2003-552296	17-Dec-2002
04-1027		US	PRO	Transfered	60/341743	17-Dec-2001			17-Dec-2002
04-1027	A	US	RCE	Transfered	10/321410	17-Dec-2002
04-1027	B	WO	ORD	Transfered	US02/40183	17-Dec-2002

Title	Materials and Methods for the Treatment of Hypertension and Angina

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1028	D	AU	PCT	Transfered	2002337842	10-Oct-2002
04-1028	E	CA	PCT	Transfered	2462913	10-Oct-2002
04-1028	F	EP	PCT	Transfered	2773743.6	10-Oct-2002
04-1028	G	JP	PCT	Transfered	2003-534399	10-Oct-2002
04-1028		US	PRO	Transfered	60/328588	10-Oct-2001			10-Oct-2002
04-1028	A	US	ORD	Granted	10/269139	10-Oct-2002	6608097	19-Aug-2003	10-Oct-2022
04-1028	B	US	CON	Granted	10/643699	18-Aug-2003	7265142	4-Sep-2007	10-Oct-2022
04-1028	C	WO	ORD	Transfered	US02/32562	10-Oct-2002

Title	Materials and Methods for Treating Hypercholesterolemia

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1029	B3	AU	PCT	Abandoned	2003259188	18-Jan-2005		19-Jun-2008	21-Jul-2023

04-1029	B3-DIV	AU	DIV	Abandoned	2008202241	21-May-2008
04-1029	B2	CA	PCT	Abandoned	2492906	21-Jul-2003
04-1029	B1	EP	PCT	Abandoned	3765847.3	21-Jul-2003
04-1029	B4	JP	PCT	Transfered	2004523222	18-Jan-2005
04-1029		US	PRO	Transfered	60/397076	19-Jul-2002			19-Jul-2003
04-1029	A	US	ORD	Transfered	10/624659	21-Jul-2003	6951877	4-Oct-2005	21-Jul-2023
04-1029	A1	US	DIV	Abandoned	11/220364	6-Sep-2005	7384973	10-Jun-2008	21-Jul-2023
04-1029	A1-DIV	US	DIV	Abandoned	12/027552	7-Feb-2008
04-1029	B	WO	ORD	Transfered	US03/022756	21-Jul-2003

Title	Novel anticholinergic compounds for the treatment of incontinence

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1030	D	AU	PCT	Transfered	2002307118	3-Apr-2002
04-1030	E	CA	PCT	Transfered	2443346	3-Apr-2002
04-1030	F	EP	PCT	Transfered	2774092.7	3-Apr-2002
04-1030	G	JP	PCT	Transfered	2003-500035	3-Apr-2002
04-1030		US	PRO	Transfered	60/281134	3-Apr-2001			3-Apr-2002
04-1030	A	US	PRO	Transfered	60/350516	18-Jan-2002			18-Jan-2003
04-1030	B	US	ORD	Transfered	10/116202	3-Apr-2002
04-1030	C	WO	ORD	Transfered	US02/10614	3-Apr-2002

Title	5-HT3 Receptor Antagonists and Methods of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1031	D	AU	PCT	Granted	2003210610	21-Jan-2003	2003210610	13-Mar-2008	21-Jan-2023
04-1031	E	CA	PCT	Abandoned	2473392	21-Jan-2003
04-1031	F1	DE	EPP	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	F	EP	PCT	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	F2	ES	EPP	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	F3	FR	EPP	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	F4	GB	EPP	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	F5	IT	EPP	Granted	3732034.8	21-Jan-2003	1465629	14-Mar-2007	21-Jan-2023
04-1031	G	JP	PCT	Abandoned	2003-561601	21-Jan-2003
04-1031		US	PRO	Transfered	60/350504	18-Jan-2002			18-Jan-2003
04-1031	A	US	ORD	Granted	10/348669	21-Jan-2003	6770655	3-Aug-2004	21-Jan-2023
04-1031	B	US	CON	Abandoned	10/857108	28-May-2004	7125886	24-Oct-2006	25-Jun-2023

04-1031	B-REI	US	REI	Unfiled
04-1031	B1	US	CON	Granted	11/551562	20-Oct-2006	7501436	10-Mar-2009	21-Jan-2023
04-1031	C	WO	ORD	Entered Na	US03/01876	21-Jan-2003

Title	Compound for Treatment of Cardiac Arrhythmia, Synthesis and Method of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1032	F	AU	PCT	Granted	71102/94	16-Jun-1994	697687	28-Jan-1999	16-Jun-2014
04-1032	K	AU	PCT	Granted	2002211479	4-Oct-2001	2002211479	13-Dec-2007	4-Oct-2021
04-1032	G	CA	PCT	Granted	2164633	16-Jun-1994	2164633	28-Nov-2006	16-Jun-2014
04-1032	G1	CA	DIV	Transfered	2566543	16-Jun-1994
04-1032	L	CA	PCT	Abandoned	2425245	4-Oct-2001
04-1032	H2	DE	EPP	Granted	94920234.5	16-Jun-1994	69407785.2	7-Jan-1998	16-Jun-2014
04-1032	H	EP	PCT	Granted	94920234.5	16-Jun-1994	703910	7-Jan-1998	16-Jun-2014
04-1032	M	EP	PCT	Abandoned	1979531.9	4-Oct-2001
04-1032	H1	FR	EPP	Granted	94920234.5	16-Jun-1994	703910	7-Jan-1998	16-Jun-2014
04-1032	H3	GB	EPP	Granted	94920234.5	16-Jun-1994	703910	7-Jan-1998	16-Jun-2014
04-1032	N	IN	PCT	Granted	480CHENP/2003	4-Apr-2003	209636	5-Sep-2007	4-Oct-2021
04-1032	H4	IT	EPP	Granted	94920234.5	16-Jun-1994	703910	7-Jan-1998	16-Jun-2014
04-1032	I	JP	PCT	Granted	7-502201	16-Jun-1994	3435411	6-Jun-2003	16-Jun-2014
04-1032	O	JP	PCT	Transfered	2002-541092	4-Oct-2001
04-1032	H5	NL	EPP	Granted	94920234.5	16-Jun-1994	703910	7-Jan-1998	16-Jun-2014
04-1032		US	ORD	Granted	08/078371	16-Jun-1993	5364880	15-Nov-1994	16-Jun-2013
04-1032	A	US	CIP	Granted	08/260869	16-Jun-1994	5440054	8-Aug-1995	16-Jun-2013
04-1032	B	US	DIV	Granted	08/468602	6-Jun-1995	5849788	15-Dec-1998	15-Dec-2015
04-1032	C	US	DIV	Granted	09/211246	14-Dec-1998	6130240	10-Oct-2000	16-Jun-2013
04-1032	D	US	CIP	Granted	09/680880	6-Oct-2000	6316487	13-Nov-2001	16-Jun-2013
04-1032	E	WO	ORD	Transfered	US94/06812	16-Jun-1994
04-1032	J	WO	ORD	Transfered	US01/31305	4-Oct-2001

Title	Materials and Methods for the Treatment of Diabetes

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1036	G1	AU	PCT	Transfered	2001259130	24-Apr-2001
04-1036	H1	AU	PCT	Abandoned	2002327683	20-Sep-2002
04-1036	G2	CA	PCT	Transfered	2402123	24-Apr-2000
04-1036	H2	CA	PCT	Abandoned	2460150	20-Sep-2002
04-1036	G3	EP	PCT	Abandoned	1932617.2	24-Apr-2001

04-1036	H3	EP	PCT	Transfered	2763686.9	20-Sep-2002
04-1036	H4	IN	PCT	Transfered	00845DELNP04	20-Sep-2002
04-1036	G4	JP	PCT	Transfered	2001-578420	24-Apr-2001
04-1036	H5	JP	PCT	Abandoned	2003-528791	20-Sep-2002
04-1036	H6	KR	PCT	Abandoned	2004-7004172	20-Sep-2002
04-1036	H7	NZ	PCT	Transfered	532261	20-Sep-2002	532261	8-Jun-2006	20-Sep-2022
04-1036		US	PRO	Transfered	60/199146	24-Apr-2000			24-Apr-2001
04-1036	A	US	PRO	Transfered	60/281982	6-Apr-2001			6-Apr-2002
04-1036	B	US	PRO	Transfered	60/297838	13-Jun-2001			13-Jun-2002
04-1036	C	US	ORD	Granted	09/841351	24-Apr-2001	6680387	20-Jan-2004	24-Apr-2021
04-1036	D	US	CIP	Granted	09/961542	21-Sep-2001	6768008	27-Jul-2004	24-Apr-2021
04-1036	E	US	CIP	Granted	10/251522	20-Sep-2002	6958355	25-Oct-2005	25-Sep-2021
04-1036	E1	US	DIV	Abandoned	11/167925	27-Jun-2005
04-1036	F	US	DIV	Granted	10/759617	16-Jan-2004	7022722	4-Apr-2006	20-Nov-2021
04-1036	G	WO	ORD	Transfered	US01/13131	24-Apr-2001
04-1036	H	WO	ORD	Transfered	US02/30017	20-Sep-2002
04-1036	H8	ZA	PCT	Abandoned	2004/1945	20-Sep-2002	2004/1945	27-Jul-2005	20-Sep-2022

Title	Isoxazolidine Compounds Useful in the Treatment of Diabetes, Hyperlipidemia, and Atherosclerosis in Mammals

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-1038		US	PRO	Transfered	60/234423	21-Sep-2000			21-Sep-2001
04-1038	A	US	ORD	Granted	09/961538	21-Sep-2001	6784199	31-Aug-2004	29-Oct-2021
04-1038	C	US	DIV	Transfered	10/869516	15-Jun-2004
04-1038	B	WO	ORD	Transfered	US01/29853	21-Sep-2001

Title	Materials and Methods for the Treatment of Gastroesophageal Reflux Disease

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-882	D	AU	PCT	Granted	20012575326	7-Jun-2001	2001275326	19-May-2006	7-Jun-2021
04-882	D1	AU	DIV	Granted	2006201053	19-May-2006	2006201053	19-May-2006	7-Jun-2021
04-882	E	CA	PCT	Granted	2410939	7-Jun-2001	2410939	16-Feb-2010	7-Jun-2021
04-882	F	EP	PCT	Abandoned	1942028	7-Jun-2001
04-882	G	JP	PCT	Published	2002-501422	7-Jun-2001
04-882		US	PRO	Transfered	60/209926	7-Jun-2000			7-Jun-2001
04-882	A	US	ORD	Granted	09/876698	7-Jun-2001	6552046	22-Apr-2003	7-Jun-2021

04-882	A-REI	US	REI	Pending	11/962592	21-Dec-2007
04-882	B	US	CON	Transfered	10/418842	18-Apr-2003
04-882	C	WO	ORD	Transfered	US01/18365	7-Jun-2001

Title	Materials and Methods for Treating Coagulation Disorders

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-883	B5-AT	AT	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B1	AU	PCT	Pending	2005233614	8-Apr-2005
04-883	B5-BE	BE	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B2	BR	PCT	Published	PI0508392-3	8-Apr-2005
04-883	B3	CA	PCT	Pending	2559568	8-Apr-2005
04-883	B5-CH	CH	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B4	CN	PCT	Pending	2.0058E+11	8-Oct-2006
04-883	B5-CY	CY	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-DE	DE	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-DK	DK	EPC	Granted	5733799	8-Apr-2005	DK/EP1735296	9-Dec-2009	8-Apr-2025
04-883	B5	EP	PCT	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-DIV	EP	DIV	Pending	9175606.4	8-Apr-2005
04-883	B5-ES	ES	EPC	Granted	2340690	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-FI	FI	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-FR	FR	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-GB	GB	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-GR	GR	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-DIVHK	HK	REP	Pending	10103549.8	12-Apr-2010
04-883	B6	HK	RCN	Pending	7110493.4	27-Sep-2007
04-883	B5-IE	IE	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B8	IL	PCT	Pending	178122	14-Sep-2006
04-883	B8-DIV	IL	DIV	Unfiled
04-883	B7	IN	PCT	Pending	2793/KOLNP/2006	25-Sep-2006
04-883	B5-IT	IT	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B9	JP	PCT	Published	2007-507551	6-Oct-2006
04-883	B15	KR	PCT	Published	2006-7022954	1-Nov-2006
04-883	B5-LU	LU	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B5-MC	MC	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B10	MX	PCT	Granted	PA/a/2006/011637	6-Oct-2006	274321	3-Mar-2010	8-Apr-2025
04-883	B5-NL	NL	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B11	NO	PCT	Pending	20065079	3-Nov-2006
04-883	B12	PH	PCT	Pending	1-2006-501866	8-Apr-2005

04-883	B5-PT	PT	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883	B13	RU	PCT	Granted	2006139140	7-Nov-2006	2335501	10-Oct-2008	8-Apr-2025
04-883	B13-DIV	RU	DIV	Pending	2008120295	21-May-2008
04-883	B5-SE	SE	EPC	Granted	5733799	8-Apr-2005	1735296	9-Dec-2009	8-Apr-2025
04-883		US	PRO	Transfered	60/561121	8-Apr-2004			8-Apr-2005
04-883	A	US	ORD	Granted	11/101714	8-Apr-2005	7253208	7-Aug-2007	8-Apr-2025
04-883	C	US	CON	Granted	11/467813	28-Aug-2006	7285671	23-Oct-2007	8-Apr-2025
04-883	D	US	CON	Granted	11/778482	16-Jul-2007	7666902	23-Feb-2010	28-Aug-2026
04-883	D-CON	US	CON	Published	12/268109	10-Nov-2008
04-883	B	WO	ORD	Entered Na	US05/12091	8-Apr-2005
04-883	B14	ZA	PCT	Granted	2006/07667	8-Apr-2005	2006/07667	28-Nov-2007	8-Apr-2025

Title	Materials and Methods for Treating Coagulation Disorders

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-884	G-AT	AT	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	E	AU	PCT	Granted	2002256361	24-Apr-2002	2002256361	15-May-2008	24-Apr-2022
04-884	G-BE	BE	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	F	CA	PCT	Pending	2445160	24-Apr-2002
04-884	G-CH	CH	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-CY	CY	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-DE	DE	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-DK	DK	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G	EP	PCT	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-ES	ES	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-FI	FI	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-FR	FR	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-GB	GB	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-GR	GR	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-IE	IE	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-IT	IT	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	H	JP	PCT	Pending	2002-583409	24-Apr-2002
04-884	H-DIV	JP	DIV	Pending	2010-16130	27-Jan-2010
04-884	G-LU	LU	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-MC	MC	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-NL	NL	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-PT	PT	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-SE	SE	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022
04-884	G-TR	TR	EPP	Granted	2725817.7	24-Apr-2002	1383756	5-Mar-2008	24-Apr-2022

04-884		US	PRO	Transfered	60/199143	24-Apr-2000			24-Apr-2001
04-884	A	US	PRO	Transfered	60/286079	24-Apr-2001			24-Apr-2002
04-884	B	US	ORD	Granted	10/132750	24-Apr-2002	6864279	8-Mar-2005	24-Apr-2022
04-884	B-REI	US	REI	Unfiled
04-884	D	US	CIP	Granted	10/822129	8-Apr-2004	7145020	5-Dec-2006	24-Apr-2022
04-884	D1	US	CON	Abandoned	11/551302	20-Oct-2006
04-884	D1-DIV	US	DIV	Abandoned	12/125623	22-May-2008
04-884	C	WO	ORD	Transfered	US02/13163	24-Apr-2002

Title	Ultrashort-Acting Opioids for Transdermal Application

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-970	C	AU	PCT	Abandoned	2002258714	3-Apr-2002	2002258714	26-Jul-2007	3-Apr-2022
04-970	D	CA	PCT	Transfered	2443350	3-Apr-2002
04-970	E	EP	PCT	Abandoned	2728672.3	3-Apr-2002
04-970	F	JP	PCT	Abandoned	2002-592864	3-Apr-2002
04-970		US	PRO	Transfered	60/281080	3-Apr-2001			3-Apr-2002
04-970	A	US	ORD	Granted	10/116320	3-Apr-2002	6686377	3-Feb-2004	3-Apr-2022
04-970	G	US	CON	Granted	10/771483	2-Feb-2004	7001915	21-Feb-2006	3-Apr-2022
04-970	H	US	CON	Granted	11/257323	24-Oct-2005	7381735	3-Jun-2008	23-Sep-2024
04-970	B	WO	ORD	Transfered	US02/10620	3-Apr-2002

Title	Novel Xanthines Having Adenosine A1-Receptor Antagonist Properties

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-971		US	PRO	Transfered	60/397099	19-Jul-2002			19-Jul-2003
04-971	A	US	ORD	Transfered	10/624713	21-Jul-2003
04-971	B	WO	ORD	Transfered	US03/22785	21-Jul-2003

Title	Synthetic Methods and Intermediates for Steroisomeric Compounds useful for the Treatment of Gastrointestinal and Central Nervous System Disorders

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-972	C5-AT	AT	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C1	AU	PCT	Pending	2005205531	7-Jan-2005
04-972	C1-DIV1	AU	DIV	Pending	2008243243	13-Nov-2008

04-972	J-AU	AU	PCT	Pending	2006284601	31-Aug-2006
04-972	C5-BE	BE	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C2	BR	PCT	Published	PI0506736-7	7-Jan-2005
04-972	J-BR	BR	PCT	Pending	PI0615691-6	31-Aug-2006
04-972	C3	CA	PCT	Pending	2551686	7-Jan-2005
04-972	H-CA	CA	PCT	Pending	2612893	5-Jul-2006
04-972	J-CA	CA	PCT	Pending	2620379	31-Aug-2006
04-972	C5-CH	CH	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C4	CN	PCT	Published	2.0058E+11	7-Jan-2005
04-972	C4-DIV	CN	PCT	Pending	2.0101E+11	8-Apr-2010
04-972	H-CN	CN	PCT	Published	2.0068E+11	5-Jul-2006
04-972	J-CN	CN	PCT	Published	2.0068E+11	31-Aug-2006
04-972	C5-CY	CY	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-DE	DE	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-DK	DK	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5	EP	PCT	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-DIV	EP	DIV	Published	10153093.9	7-Jan-2005
04-972	H-EP	EP	PCT	Inactive	6774511.7	5-Jul-2006
04-972	J-EP	EP	PCT	Published	6802848.9	31-Aug-2006
04-972	C5-ES	ES	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-FI	FI	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-FR	FR	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-GB	GB	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-GR	GR	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	J-CN-HK	HK	RCN	Published	9101838.5	26-Feb-2009
04-972	C5-IE	IE	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C11	IL	PCT	Pending	176569	26-Jun-2006
04-972	J-IL	IL	PCT	Pending	189202	3-Feb-2008
04-972	C7	IN	PCT	Pending	1767/KOLNP/2006	7-Jan-2005
04-972	J-IN	IN	PCT	Pending	928/KOLNP/2008	3-Mar-2008
04-972	C5-IT	IT	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C6	JP	PCT	Published	2006-549435	6-Jul-2006
04-972	H-JP	JP	PCT	Abandoned	2008-520356	4-Jan-2008
04-972	J-JP	JP	PCT	Published	2008-529331	31-Aug-2006
04-972	C10	KR	PCT	Published	2006-7015208	27-Jul-2006
04-972	J-KR	KR	PCT	Published	2008-7007843	31-Mar-2008
04-972	C5-LU	LU	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C5-MC	MC	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C8	MX	PCT	Granted	PA/a/2006/007853	7-Jul-2006	261425	16-Oct-2008	7-Jan-2025
04-972	C8-DIV	MX	PCT	Pending	MX/a/2008/013107	10-Oct-2008

04-972	H-MX	MX	PCT	Pending	MX/a/2007/016373	18-Dec-2007
04-972	J-MX	MX	PCT	Granted	Mx/a/2008/002666	31-Aug-2006	273587	25-Jan-2010	31-Aug-2026
04-972	J-MX-DIV	MX	DIV	Pending	MX/a/2010/000896	22-Jan-2010
04-972	C5-NL	NL	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C14	NO	PCT	Pending	20063568	7-Jan-2005
04-972	J-NO	NO	PCT	Pending	20081562	31-Aug-2006
04-972	C12	PH	PCT	Pending	1-2006-501306	5-Jul-2006
04-972	C12-DIV	PH	DIV	Pending	1-2010-500400	19-Feb-2010
04-972	J-PH	PH	PCT	Pending	1-2008-500353	31-Aug-2006
04-972	C5-PT	PT	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	C9	RU	PCT	Granted	2006128589	4-Aug-2006	2374244	27-Nov-2009	7-Jan-2025
04-972	J-RU	RU	PCT	Pending	2008112215	31-Aug-2006
04-972	C5-SE	SE	EPC	Granted	5705267.2	7-Jan-2005	1704146	14-Apr-2010	7-Jan-2025
04-972	J-SG	SG	PCT	Pending	200801146-2	31-Aug-2006
04-972		US	PRO	Transfered	60/534892	7-Jan-2004			7-Jan-2005
04-972	A	US	PRO	Transfered	60/560938	9-Apr-2004			7-Jan-2005
04-972	B	US	ORD	Granted	11/031623	7-Jan-2005	7176218	13-Feb-2007	21-Aug-2025
04-972	D	US	DIV	Granted	11/087167	23-Mar-2005	7282509	16-Oct-2007	27-May-2025
04-972	E	US	PRO	Inactive	60/696662	5-Jul-2005			5-Jul-2006
04-972	F	US	PRO	Inactive	60/713149	31-Aug-2005			31-Aug-2006
04-972	F1	US	PRO	Inactive	60/747762	19-May-2006			19-May-2007
04-972	G	US	PRO	Transfered	60/805678	23-Jun-2006			23-Jun-2007
04-972	H-US	US	PCT	Pending	12/160655	11-Jul-2008
04-972	I	US	ORD	Granted	11/469264	31-Aug-2006	7326787	5-Feb-2008	31-Aug-2026
04-972	I-DIV	US	DIV	Transfered	11/950914	5-Dec-2007
04-972	I-DIV2	US	DIV	Granted	12/109500	25-Apr-2008	7629466	8-Dec-2009	5-Dec-2027
04-972	K	US	ORD	Abandoned	11/765554	20-Jun-2007
04-972	M	US	CON	Published	11/778315	16-Jul-2007
04-972	N-PR	US	PRO	Inactive	61/118079	26-Nov-2008			26-Nov-2009
04-972	C	WO	ORD	Entered Na	US05/00510	7-Jan-2005
04-972	H	WO	ORD	Entered Na	US06/26166	5-Jul-2006
04-972	J	WO	ORD	Entered Na	US06/34322	31-Aug-2006
04-972	L	WO	ORD	Abandoned	PCT/US07/71685	20-Jun-2007
04-972	N-WO	WO	ORD	Published	PCT/US09/65925	25-Nov-2009
04-972	C13	ZA	PCT	Granted	2006/05308	7-Jan-2005	2006/05308	31-Oct-2007	7-Jan-2025
04-972	J-ZA	ZA	PCT	Granted	2008/01144	31-Aug-2006	2008/01144	28-Jan-2009	31-Aug-2026

Title	Novel Enantiomeric Compounds For Treatment Of Cardiac Arrhythmia And Methods Of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-975	D	AR	ORD	Published	P000105424	13-Oct-2000
04-975	C3-AT	AT	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C1	AU	PCT	Granted	10912/01	13-Oct-2000	774873	21-Oct-2004	13-Oct-2020
04-975	C3-BE	BE	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C2	CA	PCT	Granted	2392016	13-Oct-2000	2392016	13-Apr-2010	13-Oct-2020
04-975	C2-DIV	CA	DIV	Closed	tbd
04-975	C3-CH	CH	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-CY	CY	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-DE	DE	EPP	Granted	972216.6	13-Oct-2000	60035888.7	8-Aug-2007	13-Oct-2020
04-975	C3-DK	DK	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3	EP	PCT	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C7	EP	DIV	Published	7011241.2	13-Oct-2000
04-975	C3-ES	ES	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-FI	FI	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-FR	FR	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-GB	GB	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-GR	GR	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C6	HK	REP	Granted	3100473.3	3-Dec-2007	1049829	22-Feb-2008	13-Oct-2020
04-975	C7-HK	HK	REP	Published	8101920.5	22-Feb-2008
04-975	C3-IE	IE	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-IT	IT	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C5	JP	PCT	Pending	2001-531818	13-Oct-2000
04-975	C3-LU	LU	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-MC	MC	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-NL	NL	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-PT	PT	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975	C3-SE	SE	EPP	Granted	972216.6	13-Oct-2000	1222180	8-Aug-2007	13-Oct-2020
04-975		US	CON	Transfered	10/989010	15-Nov-2004
04-975	A	US	ORD	Granted	09/680873	6-Oct-2000	6372783	16-Apr-2002	6-Oct-2020
04-975	B	US	ORD	Granted	09/684046	6-Oct-2000	6362223	26-Mar-2003	6-Oct-2020
04-975	E	US	CIP	Granted	10/123573	15-Apr-2002	6683195	27-Jan-2004	13-Oct-2020
04-975	F	US	CON	Granted	10/697683	29-Oct-2003	6818782	16-Nov-2004	15-Apr-2022
04-975	PRO1	US	PRO	Transfered	60/159609	15-Oct-1999			15-Oct-2000
04-975	PRO2	US	PRO	Transfered	60/290089	10-May-2001			10-May-2002
04-975	C	WO	ORD	Transfered	US00/28636	13-Oct-2000

Title	Novel Long-Acting Local Anesthetics

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
04-996		US	PRO	Transfered	60/093018	16-Jul-1998			16-Jul-1999
04-996	A	US	ORD	Granted	09/356283	16-Jul-1999	6114344	5-Sep-2000	16-Jul-2019

Title	Antiarrhythmic Precursor Compounds, Methods Of Synthesis And Methods Of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
05-611	EP-AT	AT	EPC	Granted	E446300	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-AU	AU	PCT	Pending	2006270086	11-Dec-2007
05-611	EP-BE	BE	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-BR	BR	PCT	Pending	PI0613047-0	14-Jul-2006
05-611	WO-CA	CA	PCT	Pending	2612599	14-Jul-2006
05-611	EP-CH	CH	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-CN	CN	PCT	Published	2.0068E+11	14-Jul-2006
05-611	EP-CY	CY	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-DE	DE	EPC	Granted	6.02006E+11	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-DK	DK	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-EP	EP	PCT	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-EP-D1	EP	DIV	Published	9012534.5	14-Jul-2006
05-611	EP-ES	ES	EPC	Granted	2334712	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-FI	FI	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-FR	FR	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-GB	GB	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-GR	GR	EPC	Granted	6787500.5	14-Jul-2006	3070959	21-Oct-2009	14-Jul-2026
05-611	CN-HK	HK	RCN	Published	8113439.4	10-Dec-2008
05-611	EP-IE	IE	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-IL	IL	PCT	Pending	187917	5-Dec-2007
05-611	WO-IN	IN	PCT	Pending	76/KOLNP/2008	4-Jan-2008
05-611	EP-IT	IT	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-JP	JP	PCT	Published	2008-521686	11-Jan-2008
05-611	WO-KR	KR	PCT	Published	2007-7031026	31-Dec-2007
05-611	EP-LU	LU	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	EP-MC	MC	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-MX	MX	PCT	Granted	MX/a/2008/000497	10-Jan-2008	272977	18-Dec-2009	14-Jul-2026
05-611	EP-NL	NL	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611	WO-NO	NO	PCT	Pending	20080828	15-Feb-2008
05-611	WO-PH	PH	PCT	Pending	1-2007-502821	14-Jul-2006
05-611	EP-PT	PT	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026

05-611	WO-RU	RU	PCT	Pending	2008105757	14-Feb-2008
05-611	EP-SE	SE	EPC	Granted	6787500.5	14-Jul-2006	1904502	21-Oct-2009	14-Jul-2026
05-611		US	PRO	Inactive	60/699780	15-Jul-2005			15-Jul-2006
05-611	A	US	ORD	Granted	11/457719	14-Jul-2006	7498449	3-Mar-2009	9-Feb-2027
05-611	B	WO	ORD	Entered Na	US06/27599	14-Jul-2006
05-611	WO-ZA	ZA	PCT	Granted	2007/10688	14-Jul-2006	2007/10688	30-Sep-2009	14-Jul-2026

Title	DIBENZO [b,f][1,4]OXAZAPINE COMPOUNDS

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
06-834	WO-AU	AU	PCT	Pending	2008225014	13-Mar-2008
06-834	WO-BR	BR	PCT	Pending	PI0808828-4	13-Mar-2008
06-834	WO-CA	CA	PCT	Pending	2678897	13-Mar-2008
06-834	WO-CN	CN	PCT	Published	2.0088E+11	13-Mar-2008
06-834	WO-EP	EP	PCT	Published	8732129.5	13-Mar-2008
06-834	WO-CN-HK	HK	RCN	Published	10103213.3	13-Mar-2008
06-834	WO-IL	IL	PCT	Pending	200250	13-Mar-2008
06-834	WO-IN	IN	PCT	Pending	4967/CHENP/2009	13-Mar-2008
06-834	WO-JP	JP	PCT	Pending	2009-553781	13-Mar-2008
06-834	WO-KR	KR	PCT	Published	10-2009-7021464	13-Mar-2008
06-834	WO-MX	MX	PCT	Pending	MX/a/2009/009535	13-Mar-2008
06-834	WO-PH	PH	PCT	Pending	1-2009-501530	13-Mar-2008
06-834	WO-RU	RU	PCT	Pending	2009138039	13-Mar-2008
06-834	TW	TW	ORD	Published	97109258	14-Mar-2008
06-834		US	PRO	Inactive	60/895046	15-Mar-2007			15-Mar-2008
06-834	US	US	ORD	Published	12/047858	13-Mar-2008
06-834	WO	WO	ORD	Entered Na	PCT/US08/56866	13-Mar-2008
06-834	WO-ZA	ZA	PCT	Pending	2009/06573	13-Mar-2008

Title	A Dispersion-Capped Polarizable Force Field For Hydrocarbons

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
07-302		US	PRO	Transfered	60/910363	5-Apr-2007			5-Apr-2008

Title	Utility of Genotyping in the First Evaluation of a Novel Vitamin K Antagonist

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
08-026		US	PRO	Transfered	61/019457	7-Jan-2008			7-Jan-2009

Title	Agonists of Peroxisome Proliferator Activated Receptor-Alpha

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
08-528		US	PRO	Inactive	61/139012	19-Dec-2008			19-Dec-2009
08-528	PR2	US	PRO	Inactive	61/139016	19-Dec-2008			19-Dec-2009
08-528	PR3	US	PRO	Pending	61/287892	18-Dec-2009			18-Dec-2010
08-528	US	US	ORD	Pending	12/641954	18-Dec-2009
08-528	WO	WO	ORD	Published	PCT/US09/68763	18-Dec-2009

Title	Methods For Treating Atrial Fibrillation And Reducing Stroke Rate In Atrial Fibrillation Patients

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-1219		US	PRO	Pending	61/263465	23-Nov-2009			23-Nov-2010

Title	Methods For Stroke Reduction In Atrial Fibrillation Patients

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-1220		US	PRO	Pending	61/263564	23-Nov-2009			23-Nov-2010

Title	Methods For Treating Atrial Fibrillation

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-1221		US	PRO	Pending	61/263567	23-Nov-2009			23-Nov-2010

Title	Deuterium-Enriched Antiarrhythmic Compounds And Compositions

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-670		US	PRO	Inactive	61/184582	5-Jun-2009			5-Jun-2010

Title	D2 Antagonists, Methods of Synthesis and Methods of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-698		US	PRO	Inactive	61/187971	17-Jun-2009			17-Jun-2010

Title	Localized Delivery of 5HT4 Agonists

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-734		US	PRO	Inactive	61/220798	26-Jun-2009			26-Jun-2010

Title	Compounds For Treatment of Cardiac Arrhythmia, Synthesis And Methods Of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
09-949		US	PRO	Pending	61/242032	14-Sep-2009			14-Sep-2010

Title	D2 Antagonists, Methods Of Synthesis And Methods Of Use

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
10-776		US	PRO	Pending	61/356096	18-Jun-2010			18-Jun-2011

Title	Localized Delivery Of 5HT4 Agonists

Case Number	Sub Case	Country	Case Type	Status	Application No.	Filing Date	Patent No.	Issue Date	Expiration Date
10-777		US	PRO	Pending	61/359435	29-Jun-2010			29-Jun-2011

Exhibit C

U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

(List marks below or indicate “None”)

Registration No.	Pending Application No.	Mark	Registration Date	Filing Date
None

UNREGISTERED TRADEMARKS: List marks below or indicate “None.”

None.